EXHIBIT 10.2



                    IPALCO Enterprises, Inc.






                        UNFUNDED DEFERRED

                        COMPENSATION PLAN


                               FOR


                            OFFICERS






                    Adopted November 30, 1993

                 Effective as of January 1, 1994

                    Amended December 1, 1996

                 Effective as of January 1, 1997

               UNFUNDED DEFERRED COMPENSATION PLAN

                          FOR OFFICERS


     RESOLVED, that effective January 1, 1994, there be and hereby is, established and adopted, an unfunded deferred compensation plan (the "Plan") for Officers of IPALCO Enterprises, Inc. ("IPALCO") with respect to all or a part of their base salary earned on or after January 1, 1994, the terms and conditions of which are as follows:

 (1) The Plan shall be unfunded so that IPALCO is under merely a contractual duty to make payments when due under the Plan. The promise to pay shall not be represented by notes and shall not be secured in any way. The Plan shall not be construed as an agreement, consideration or inducement of employment or as affecting in any manner the rights or obligations of IPALCO or of the Officer to continue or to terminate the employment relationship at any time.

 (2) On or before December 31, 1993, or December 31 of any year thereafter, an Officer may elect annually to defer receipt of all or a specified part of his or her base salary by submitting to the Secretary of IPALCO a written election for a specified period of years that is not less than one calendar year and does not extend beyond the year the Officer reaches his or her 70th birthday, the form for which election is attached hereto, made a part hereof and marked Exhibit A. A person elected as an Officer who was not an Officer on the preceding December 31, or whose term of office did not begin until after such date, may elect, before his or her term begins, to defer all or a specified part of his or her base salary for the balance of the calendar year.

 (3) The amount deferred shall be withheld in twenty-six (26) substantially equal bi-weekly installments. No amount deferred hereunder shall be paid to an Officer until after the end of the period elected.

 (4) IPALCO shall maintain a deferred compensation account for each Officer participating in the Plan with respect to deferred base salary and credit the account with interest on December 31 of each year at the Current Interest Rate, as later defined. Interest credited to the account will bear interest (compounded annually) at the same rate.

 (5) Any amount deferred under paragraph (2) above, together with accumulated interest, shall, at the Officer's election, be distributed either in a one lump sum payment or in substantially equal annual installments over any period of from two to ten years, with the lump sum or first installment being payable as soon as practicable after the first day of the calendar year immediately following the period elected and with any additional installments being payable as soon as practicable after the first day of each succeeding year thereafter. Amounts held pending distribution pursuant to this item shall continue to accrue interest on December 31 of each year at the Current Interest Rate, as later defined.

 (6) An election under paragraphs (2) and (5) above, as to the amount deferred and the timing of the payment of such deferred amount, shall be made by the Officer at the time the Officer first elects to defer receipt of all or a part of his or her base salary. A new election may be made each year; however, no change may be made in an election after the December 31 preceding the year in which the base salary is to be deferred, except that beneficiaries may be changed at any time prior to the payment of any deferred amount. Any change in an election made by an Officer after any such December 31, will not be given effect by IPALCO.

 (7) (a) Upon the death of an Officer or a person who has ceased to be an Officer, prior to the receipt by such Officer of any deferred amounts and interest from his or her account, all such deferred amounts and interest in such account shall be payable to his or her estate in one lump sum within ninety (90) days following his or her death, unless an Officer elects pursuant to this paragraph (7) to have such account balance paid to a beneficiary designated in writing by such Officer; in which event, such account balance shall be payable to such beneficiary, at the Officer's election, either in one lump sum within ninety (90) days following the date of death, or in substantially equal annual installments over a ten year period beginning as soon as practicable after the first day of the calendar year immediately following the year of death.
     (b) In the event of the death of an Officer or a person who has ceased to be an Officer after he or she begins receiving installments from the deferred compensation account under paragraph
     (5) above, the remaining installments shall be paid, when due, to his or her designated beneficiary, if living; otherwise, the balance in the deferred compensation account shall be paid in one lump sum to his or her estate within ninety (90) days following his or her death.
     (c) If a designated beneficiary has begun receiving installments under this paragraph (7), but dies before receiving the last installment, the balance in the deferred compensation account shall be paid in one lump sum to such beneficiary's estate within ninety
     (90) days following his or her death.
     (d) Amounts held by IPALCO pending distribution pursuant to this paragraph (7) shall continue to accrue interest at the Current Interest Rate, as later defined.

 (8) The Officer and his or her beneficiary, as determined pursuant to paragraph (7) above, shall not have any right to anticipate, alienate or assign any rights under this Plan, and any effort to do so shall be null and void. The monthly benefits payable under this Plan shall be exempt from the claims of creditors or other claimants and from all orders, decrees, levies and executions and any other legal process to the fullest extent permitted by law.

 (9) The chief executive officer of IPALCO shall be empowered to place the Plan in effect under such additional conditions and terms as shall not be inconsistent with the terms stated above and as shall not jeopardize the status of the Plan as a deferred compensation plan that allows an Officer of IPALCO not to include deferred amounts (including interest) in gross income under Federal income tax laws until the taxable year or years such amounts are actually paid.

(10) The term "Current Interest Rate" shall mean the rate in effect on December 31 of each calendar year that is equal to Indianapolis Power & Light Company's ("IPL's") cost of capital as determined by the Indiana Utility Regulatory Commission in IPL's last general retail electric rate order, unless otherwise determined by this Board of Directors.

(11) Upon the occurrence of an Acquisition of Control (as defined below) and notwithstanding anything contained in this Plan or in a deferral agreement entered into by the Company and the Officer to the contrary, payment of any amounts deferred under this Plan shall be paid as soon as practicable after the Acquisition of Control and in no event later than thirty (30) calendar days following the Acquisition of Control. For purposes of this Plan, an Acquisition of Control means:

               (A)  The acquisition by any
               individual, entity or group (within
               the meaning of Section 13(d)(3) or
               14(d)(2) of the Securities Exchange
               Act of 1934, as amended (the
               "Exchange Act") (a "Person") of
               beneficial ownership (within the
               meaning of Rule 13d-3 promulgated
               under the Exchange Act) of twenty
               percent (20%) or more of either (i)
               the then outstanding shares of common
               stock of IPALCO Enterprises, Inc.
               (the "Outstanding IPALCO Common
               Stock") or (ii) the combined voting
               power of the then outstanding voting
               securities of IPALCO Enterprises,
               Inc. entitled to vote generally in
               the election of directors (the
               "Outstanding IPALCO Voting
               Securities"); provided, however, that
               the following acquisitions shall not
               constitute an Acquisition of Control:
               (a) any acquisition directly from
               IPALCO Enterprises, Inc. (excluding
               an acquisition by virtue of the
               exercise of a conversion privilege),
               (b) any acquisition by IPALCO
               Enterprises, Inc., (c) any
               acquisition by any employee benefit
               plan (or related trust) sponsored or
               maintained by IPALCO Enterprises,
               Inc., Indianapolis Power & Light
               Company or any corporation controlled
               by IPALCO Enterprises, Inc. or (iii)
               any acquisition by any corporation
               pursuant to a reorganization, merger
               or consolidation, if, following such
               reorganization, merger or
               consolidation, the conditions
               described in clauses (i), (ii) and
               (iii) of subsection (C) of this
               paragraph (11) are satisfied;

               (B)  Individuals who, as of the date
               hereof, constitute the Board of
               Directors of IPALCO Enterprises, Inc.
               (the "Incumbent Board") cease for any
               reason to constitute at least a
               majority of the Board of Directors of
               IPALCO Enterprises, Inc; provided,
               however, that any individual becoming
               a director subsequent to the date
               hereof whose election, or nomination
               for election by IPALCO Enterprises,
               Inc.'s shareholders, was approved by
               a vote of at least a majority of the
               directors then comprising the
               Incumbent Board shall be considered
               as though such individual were a
               member of the Incumbent Board, but
               excluding, for this purpose, any such
               individual whose initial assumption
               of office occurs as a result of
               either an actual or threatened
               election contest (as such terms are
               used in Rule 14a-11 of Regulation 14A
               promulgated under the Exchange Act)
               or other actual or threatened
               solicitation of proxies or consents
               by or on behalf of a Person other
               than the Board of Directors; or

               (C)  Approval by the shareholders of
               IPALCO Enterprises, Inc. of a
               reorganization, merger or
               consolidation, in each case, unless,
               following such reorganization, merger
               or consolidation, (i) more than sixty
               percent (60%) of, respectively, the
               then outstanding shares of common
               stock of the corporation resulting
               from such reorganization, merger or
               consolidation and the combined voting
               power of the then outstanding voting
               securities of such corporation
               entitled to vote generally in the
               election of directors is then
               beneficially owned, directly or
               indirectly, by all or substantially
               all of the individuals and entities
               who were the beneficial owners,
               respectively, of the Outstanding
               IPALCO Common Stock and Outstanding
               IPALCO Voting Securities immediately
               prior to such reorganization, merger
               or consolidation in substantially the
               same proportions as their ownership,
               immediately prior to such
               reorganization, merger or
               consolidation, of the Outstanding
               IPALCO Stock and Outstanding IPALCO
               Voting Securities, as the case may
               be, (ii) no Person (excluding IPALCO
               Enterprises, Inc., any employee
               benefit plan or related trust of
               IPALCO Enterprises, Inc.,
               Indianapolis Power & Light Company or
               such corporation resulting from such
               reorganization, merger or
               consolidation and any Person
               beneficially owning, immediately
               prior to such reorganization, merger
               or consolidation and any Person
               beneficially owning, immediately
               prior to such reorganization, merger
               or consolidation, directly or
               indirectly, twenty percent (20%) or
               more of the Outstanding IPALCO Common
               Stock or Outstanding IPALCO Voting
               Securities, as the case may be)
               beneficially owns, directly or
               indirectly, twenty percent (20%) or
               more of, respectively, the then
               outstanding shares of common stock of
               the corporation resulting from such
               reorganization, merger or
               consolidation or the combined voting
               power of then outstanding voting
               securities of such corporation
               entitled to vote generally in the
               election of directors and (iii) at
               least a majority of the members of
               the board of directors of the
               corporation resulting from such
               reorganization, merger or
               consolidation were members of the
               Incumbent Board at the time of the
               execution of the initial agreement
               providing for such reorganization,
               merger or consolidation;

               (D)  Approval by the shareholders of
               IPALCO Enterprises, Inc. of (i) a
               complete liquidation or dissolution
               of IPALCO Enterprises, Inc. or (ii)
               the sale or other disposition of all
               or substantially all of the assets of
               IPALCO Enterprises, Inc., other than
               to a corporation, with respect to
               which following such sale or other
               disposition (a) more than sixty
               percent (60%) of, respectively, the
               then outstanding shares of common
               stock of such corporation and the
               combined voting power of the then
               outstanding voting securities of such
               corporation entitled to vote
               generally in the election of
               directors is then beneficially owned,
               directly or indirectly, by all or
               substantially all of the individuals
               and entities who were the beneficial
               owners, respectively, of the
               Outstanding IPALCO Common Stock and
               Outstanding IPALCO Voting Securities
               immediately prior to such sale or
               other disposition in substantially
               the same proportion as their
               ownership, immediately prior to such
               sale or other disposition, of the
               Outstanding IPALCO Common Stock and
               Outstanding IPALCO Voting Securities,
               as the case may be, (b) no Person
               (excluding IPALCO Enterprises, Inc.
               and any employee benefit plan or
               related trust of IPALCO Enterprises,
               Inc., Indianapolis Power & Light
               Company or such corporation and any
               Person beneficially owning,
               immediately prior to such sale or
               other disposition, directly or
               indirectly, twenty percent (20%) or
               more of the Outstanding IPALCO Common
               Stock or Outstanding IPALCO Voting
               Securities, as the case may be)
               beneficially owns, directly or
               indirectly, twenty percent (20%) or
               more of, respectively, the then
               outstanding shares of common stock of
               such corporation and the combined
               voting power of the then outstanding
               voting securities of such corporation
               entitled to vote generally in the
               election of directors and (c) at
               least a majority of the members of
               the board of directors of such
               corporation were members of the
               Incumbent Board at the time of the
               execution of the initial agreement or
               action of the Board of Directors
               providing for such sale or other
               disposition of assets of IPALCO
               Enterprises, Inc; or

               (E)  The closing, as defined in the
               documents relating to, or as
               evidenced by a certificate of any
               state or federal governmental
               authority in connection with, a
               transaction approval of which by the
               shareholders of IPALCO Enterprises,
               Inc. would constitute an "acquisition
               of control" under subsection (C) or
               (D) of this paragraph (11).

To:  The Corporate Secretary
      IPALCO Enterprises, Inc.


          Officer Election to Defer 199__ Compensation

     The undersigned Officer of IPALCO Enterprises, Inc. ("IPALCO"), under the Unfunded Deferred Compensation Plan for Officers adopted November 30, 1993 by a resolution of the Board of Directors of IPALCO, which became effective as of January 1, 1994, and amended December 1, 1996, such amendments to be effective as of January 1, 1997, hereby elects under
Paragraph 2 of the Plan to defer $         of such Officer's 199__ base
salary for     year(s) (not less than one year) beginning January 1, 199__
and ending December 31, _____ (not beyond the year Officer reaches his or her 70th birthday).

     The undersigned Officer understands that this annual election to defer his or her base salary, including the method for distributing deferred amounts, is irrevocable as to the amount and period selected and will not continue from year to year.

Additional Elections permitted under Paragraphs (5) and (7) of the Plan:

                         (Select A or B)

____ A. Distribution to be made to me in one lump sum in accordance with the Plan following the deferral period selected.

____ B. Distribution to be made to me in equal annual installments over a period of _____ years (not less than two (2) years or more than ten (10) years) in accordance with the Plan following the deferral period selected.

                       (Select C, D or E)

____ C. Deferred amounts to be payable to my estate in one lump sum within ninety (90) days following my death.

____ D. Deferred amounts to be payable to the beneficiary designated below in one lump sum within ninety (90) days following my death.

____ E. Deferred amounts to be payable to the beneficiary designated below in equal annual installments over a ten (10) year period beginning the first day of the calendar year following my death.


Beneficiary:  ___________________________________________________________
                    Name                Address


Dated this _______ day of _____________, 199__


Check one:

This is  ____ a new election.                   _________________________

         ____ a change of beneficiary.          Officer,
                                                IPALCO Enterprises, Inc.


                                                      Exhibit A